UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report  (Date of earliest event reported): November 19, 1997

                        Merit Behavioral Care Corporation
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


33-80987                                                22-3236927
(Commission                                           (IRS Employer
File Number)                                       Identification No.)


               One Maynard Drive, Park Ridge, New Jersey    07656
             (Address of Principal Executive Offices)    (Zip Code)

                                (201) 391-8700
              (Registrant's telephone number, including area code)

                                       N/A
        (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.           OTHER EVENTS

         Merit  Behavioral Care  Corporation  ("MBC" or the "Company")  files as
Exhibit 99.1 hereto the information required by Item 7 of Form 10-K for Annual Reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 ("Form 10-K") as well as the financial statements required by Item 14 of Form 10-K.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                 AND EXHIBITS

                  (a)      Financial Statements of Business Acquired.

                           Not Applicable.

                  (b)      Pro Forma Financial Information.

                           Not Applicable.

                  (c)      Exhibits.

                           The following exhibit is filed with this Report on Form 8-K.

                           Exhibit Number         Exhibit

                           99.1                   Management's   Discussion  and
                                                  Analysis     of      Financial
                                                  Condition   and   Results   of
                                                  Operations  and the  Company's
                                                  audited  financial  statements
                                                  for   the  12   months   ended
                                                  September 30, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MERIT BEHAVIORAL CARE CORPORATION


                                      /s/ John A. Budnick
                                      ------------------------------------
                                      John A. Budnick
                                      Executive Vice President and
                                      Chief Financial Officer


Date: November 19, 1997